Consolidated Statements of Operations - USD ($) $ in Thousands	12 Months Ended
	Dec. 31, 2017	Dec. 31, 2016	Dec. 31, 2015
Consolidated Statements of Operations
Revenues	$ 543,371	$ 476,065	$ 413,135
Cost of revenues	253,512	231,087	216,364
Gross profit	289,859	244,978	196,771
Operating expenses
Sales and marketing	159,225	144,657	138,641
General and administrative	49,117	43,522	47,258
Other expenses, net	142	2,327	631
Total operating expenses	208,484	190,506	186,530
Operating income	81,375	54,472	10,241
Interest expense (income), net	(421)	523	350
Other financial expense (income), net	(933)	1,597	(5,192)
Total financial expenses (income), net	(1,354)	2,120	(4,842)
Income before income tax	82,729	52,352	15,083
Income tax expense	8,340	7,886	3,006
Net income for the year	$ 74,389	$ 44,466	$ 12,077
Basic (in dollar per share)	$ 3.41	$ 2.10	$ 0.57
Diluted (in dollar per share)	$ 3.29	$ 2.07	$ 0.57